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                                                     December 15, 1999

Richard S. Angel
4509 Vista Lane
Sioux Falls, SD 57108


     RE: Amendment to Employment Agreement

Dear Richard:

This letter amends and modifies your Employment Agreement dated August 1, 1997. The Board of Directors at its meeting on September 15, 1999, approved a relocation package for you which provides:

     (i)   A $50,000 bonus payable upon moving to Sioux Falls,

     (ii) The lease of an executive home (including maintenance and utilities) for 1 year (grossed up for income taxes)

     (iii) Moving expenses to and from Sioux Falls

     (iv)  An extension of your term of employment through September 30, 2000.

Except as modified by this letter, your Employment Agreement will continue to govern all aspects of your employment.

                                                     Sincerely,



                                                     Kevin T. Riordan
                                                     President

AGREED AND ACCEPTED:


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Richard S. Angel